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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 25, 2001


                             MEDICAL ASSURANCE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                  001-12129                             63-1137505
(State or other jurisdiction of                 Commission File No.)                      (IRS Employer
         incorporation)                                                                Identification No.)

                 100 Brookwood Place, Birmingham, Alabama 35209
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (205) 877-4400

          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits.


Exhibit Reference Number                     Exhibit Description
------------------------                     -------------------
        99.1                        Medical Assurance, Inc.'s press release
                                    dated June 25, 2001.*

        99.2                        Medical Assurance, Inc.'s press release
                                    dated June 25, 2001.*

-------------------
*    Filed herewith


ITEM 9.  REGULATION FD DISCLOSURE.

         On June 25, 2001, Medical Assurance issued separate press releases announcing that its shareholders had approved the consolidation of Medical Assurance and Professionals Group, Inc. and the share exchange ratio to be used in the "Combination Election" for the consolidation had been finalized. Such press releases are being furnished with this Current Report on Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MEDICAL ASSURANCE, INC.



Date:    June 25, 2001             By: /s/ James J. Morello
                                      ----------------------------------------
                                   Name:  James J. Morello
                                   Its:   Treasurer (Principal Financial Officer
                                          and Principal Accounting Officer)